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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   January 11, 2001
                                                --------------------------------



                               HCC INDUSTRIES INC.
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               (Exact name of registrant as specified in charter)


           DELAWARE                  333-32207               95-2691666
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(State or other jurisdiction of   (Commission File        (I.R.S. Employer
        incorporation)                number)            identification number)



               4232 TEMPLE CITY BLVD., ROSEMEAD, CALIFORNIA 91770
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (626) 443-8933
               --------------------------------------------------
              (Registrant's telephone number, including area code)




                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENT.

     Effective January 1, 2001, Richard L. Ferraid, the President and Chief Executive Officer of HCC Industries Inc. was also named Chairman. Mr. Ferraid has replaced Robert Rau, who served as Chairman of the Company since January 12, 2000. Mr. Rau will continue to serve as a member on the Board of Directors.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 11, 2001


                                       HCC INDUSTRIES INC.


                                       By  /s/ CHRISTOPHER H. BATEMAN
                                           --------------------------
                                            Christopher H. Bateman
                                            Vice President and
                                            Chief Financial Officer